UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 6, 2025
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 345-3002
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on June 6, 2025. The final voting results on the proposals presented at the Annual Meeting are set forth below.
The first proposal was for the election of the following nine directors: Michael P. Monaco, William C. Goings, Ashwini (Ash) Gupta, Wendy G. Hannam, Jeffrey A. Hilzinger, Angela A. Knight, Laura Newman Olle, Richard P. Stovsky and Ashish Masih. All nine directors were elected, with the following votes tabulated:

	For	Withhold	Broker Non-Votes
Michael P. Monaco	19,249,670	525,571	937,589
William C. Goings	19,275,799	499,442	937,589
Ashwini (Ash) Gupta	19,560,563	214,678	937,589
Wendy G. Hannam	19,382,373	392,868	937,589
Jeffrey A. Hilzinger	19,270,777	504,464	937,589
Angela A. Knight	19,262,906	512,335	937,589
Laura Newman Olle	19,061,896	713,345	937,589
Richard P. Stovsky	19,359,095	416,146	937,589
Ashish Masih	19,719,366	55,875	937,589
The second proposal was a non-binding vote to approve the compensation of the Company’s named executive officers. In a non-binding vote, the compensation of the Company’s named executive officers was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
19,168,015	489,661	117,565	937,589
The third proposal was the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
20,455,891	255,340	1,599	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	June 9, 2025	/s/ Andrew Asch
Andrew Asch
Senior Vice President, General Counsel, Government Affairs and Secretary